                                                                    EXHIBIT 23.2



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated April 29, 1998 included in C.P. Clare Corporation's Form 10-K for the year ended March 31, 1998 and to all references to our Firm included in this registration statement.



                                                     ARTHUR ANDERSEN LLP


Boston, Massachusetts
August 6, 1998